LOAN RECEIVABLE	12 Months Ended
Mar. 31, 2024
Disclosure Of Loan Receivable [Abstract]
LOAN RECEIVABLE [Text Block]

5. LOAN RECEIVABLE

In March 2022, a loan was advanced to a third party, who is an insignificant shareholder of the Company and not an insider nor an employee of the Company, earning 6% interest per annum, calculated and payable monthly. The loan was originally secured by mortgages against two properties held by the borrower. The original maturity date was July 1, 2022 and an amended and restated promissory note was completed in 2023 with a revised maturity date of September 29, 2023. As a result of the sale of one property held as security in June 2023, a partial payment of $2,500,000 was applied against the loan receivable. The security against this property was released accordingly.

On November 9, 2023, an amended and restated promissory note for the remaining balance was completed with a new maturity date of March 29, 2024.

Subsequent to year end, the Company entered into an amended and restated promissory note with a revised maturity date of October 31, 2024.

The Company performed an analysis of collectivity and based on the collateral against the loan, determined that no provision was required. A continuity of the loan principal and interest balances is presented below:

	March 31, 2024 $	March 31, 2023 $

Loan balance, beginning of year	2,983,642	2,950,000
Loans advanced	36,882	33,642
Principal payments received	(2,500,000)	-
Interest earned	72,739	180,000
Interest payments received	(50,000)	(180,000)
Loan balance, end of year	543,263	2,983,642